                                                CONFIDENTIAL TREATMENT REQUESTED
                                     UNDER 17 C.F.R. SECTIONS 200.83 AND 230.496


EXHIBIT 10.3



July 24, 2001

Hoover's, Inc.
5800 Airport Boulevard
Austin, Texas  78752
Attention:  Jani F. Spede

Dear Ms. Spede:

     Reference is made to the agreement dated as of January 29, 2001 (the "Agreement") by and between Hoover's, Inc. ("Hoover's") and The FORTUNE Group, a division of Time Inc. ("FORTUNE") and, for certain limited purposes, Warner Books Multimedia Corp. ("Warner Books"). Hoover's and FORTUNE hereby agree to amend the Agreement upon the terms and conditions set forth herein.

1. The second "WHEREAS" clause of the Agreement shall be amended to add www.fortunedatastore.com to the definition of FORTUNE Group Sites.

2.   The following shall be added to the Agreement as Section 4.3.1.:

     "FORTUNE Datastore. For the period commencing as of the date hereof and continuing for a period of [*], unless earlier terminated upon thirty (30) days written notice by either party, Hoover's will provide Links on the Hoover's Site in the locations set forth below to fortunedatastore.com ("Fortunedatastore.com"), as follows:

     (i) in all of the Company Capsules, "Mergent Capsules", "Hoover's AAG" and "D&B AAG" :

          (A) below the words "Stock Chart" or in the equivalent position if the words "Stock Chart" are not on a particular Company Capsule, "Mergent Capsule", "Hoover's AAG" or "D&B AAG", the text link shall read "Download FORTUNE Lists";

          (B) A text link under "For Sales and Marketing Professionals" which shall read "Download FORTUNE 500 Sales Leads"; and

          (C) in Capsules which do not have a "For Sales and Marketing Professionals" section a text link under "Key Resources" and text link shall read "Download FORTUNE 500 Sales Leads".

    (ii) In the "Lead Finder" area on the Hoover's Site, best efforts to rotate equally in the third, fourth or fifth positions, a "FORTUNE Datastore" section, similar to other third party provider sections, i.e. a headline, a paragraph describing the service and

____________________________
[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED
                                     UNDER 17 C.F.R. SECTIONS 200.83 AND 230.496


a graphic Link (Bold words will contain links to fortunedatastore.com. Headline, paragraph text and graphic to be provided by FORTUNE); and

   (iii)  In the "Purchasing Center" area on the Hoover's Site:

          (A) Rotating position within the subcategory "Sales and Marketing Reports". . Placement includes: headline, graphic and paragraph text to be provided by FORTUNE;

          (B) Rotating position within the subcategory "Business Reports". . Placement includes: headline, graphic and paragraph text to be provided by FORTUNE; and

          (C) Rotating position within subcategory "Financial Reports", Placement includes: headline, graphic and paragraph text to be provided by FORTUNE.

     The parties may mutually agree to change the above text and graphics for such Links to maximize sales results and to test performance of copy. Links from the "Company Capsules", the "Mergent Capsules", the "Hoover's AAG", the "D&B AAG", the "Lead Finder" area and the "Purchasing Center" area will link directly to a Fortunedatastore.com web page that may be "framed" by Hoover's.

3.   The following will be added to the Agreement as Section 4.3.2:

          "FORTUNEDATASTORE.COM WEB ADVERTISING.

          (a) FORTUNE shall provide Hoover's with Web Advertising (including, without limitation, banners, buttons and pop-ups) for Fortunedatastore.com (the "Datastore Web Advertising"), which shall be incremental advertising to the FORTUNE Advertising Commitment set forth in
Section 5.1.1. Hoover's shall use reasonable commercial efforts so that the Datastore Web Advertising, in a combination of horizontal and vertical banners, will receive [*] impressions per month for the [*] period set forth in Section 4.3.1 above. Hoover's shall determine the number of impressions using such software or other system or method that it reasonably and in good faith determines will result in a substantially correct calculation of the number of impressions. In the event that the Datastore Web Advertising does not receive [*] impressions during such [*] period, Hoover's shall make available to FORTUNE "make goods" on the Datastore Web Advertising for any such shortfall. "Make goods" as used herein shall mean an extension of the run of the Datastore Web Advertising until such time as the Datastore Web Advertising has [*] impressions and such "make goods" shall be FORTUNE'S sole remedy for any shortfalls in the Datastore Web Advertising impression numbers as set forth in this letter. Hoover's shall provide FORTUNE with written monthly traffic reports which shall include impressions of the Datastore Web Advertising where applicable. An "impression" is defined as a served ad.

____________________________
[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED
                                     UNDER 17 C.F.R. SECTIONS 200.83 AND 230.496

     (b) Additionally, Hoover's shall use reasonable commercial efforts so that the Datastore Web Advertising will receive [*] impressions per month during the [*] period set forth in Section 4.3.1 above in Hoover's Newsletters or Industry Digests, as determined by Hoover's. Hoover's shall make available to FORTUNE "make goods" on the Datastore Web Advertising for any such shortfall. "Make goods" as used herein shall mean an extension of the run of the Datastore Web Advertising until such time as the Datastore Web Advertising has received [*] impressions and such "make goods" will be FORTUNE'S sole remedy for any shortfalls in the Datastore Web Advertising
impression numbers as set forth in this letter.    Hoover's shall notify
FORTUNE of the placement opportunity in Hoover's Newsletters or Industry Digests and the creative requirements (placement size, logo, textual touts) necessary to participate.

     (c) The parties acknowledge and agree that Links from the Datastore Web Advertising and/or Links in Hoover's Newsletters and Industry Digests will link directly to a FORTUNE Datastore webpage that may not be "framed".

     (d) Anything to the contrary in Section 4.3 notwithstanding, the parties acknowledge and agree that FORTUNE shall pay Hoover's a commission of [*] of the gross amount received by FORTUNE in connection with the sale of a FORTUNE Product to a Hoover's Referred User generated by Datastore Web Advertising on the Hoover's Site and/or Hoover's Newsletters and Industry Digests."

4.   The following shall be added to the Agreement as Section 4.3.3:

     "In connection with the services set forth in Section 4.3.1 and 4.3.2, FORTUNE shall pay to Hoover's as a fixed placement fee the sum of [*] per month within thirty (30) days of the receipt of Hoover's invoice.

     Hoover's reserves the right to modify, redesign and alter the Hoover's Online web site. In the even of such redesign, Hoover's reserves the right to reposition the Links provided to FORTUNE hereunder at its discretion, provided that Hoover's will use its best efforts to provide equivalent placement of the Links following such redesign.

     Except as expressly herein modified, the Agreement dated as of January 29, 2001 is ratified, confirmed and remains in full force and effect.

     If the foregoing is in accordance with your understanding, please sign where indicated below and return for countersigning.


____________________________
[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                CONFIDENTIAL TREATMENT REQUESTED
                                     UNDER 17 C.F.R. SECTIONS 200.83 AND 230.496


                                        THE FORTUNE GROUP,
                                        a division of Time Inc.


                                        By:         /s/
                                           ---------------------------
                                             Name:  Vivek Shah
                                             Title:  VP
ACCEPTED AND AGREED:

HOOVER'S INC.

By:          /s/
   ------------------------------
     Name:  Jani F. Spede
     Title:  SVP & Publisher








____________________________
[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.